                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                January 30, 1998



                               Atrion Corporation
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                        0-10763                   63-0821819
   --------                        -------                   ----------

(STATE OR OTHER               (COMMISSION FILE             (IRS EMPLOYER
JURISDICTION OF                    NUMBER)               IDENTIFICATION NO.)
INCORPORATION)


                   One Allentown Parkway, Allen, Texas 75002
                   -----------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              Registrant's telephone number, including area code:
                                 (972) 390-9800


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      a. Financial Statements of Businesses Acquired. This item is amended to provide financial statements of Quest Medical, Inc. CVS Operations, which are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference:

                  Audited Annual Financial Statements

                  Report of Independent Auditors

                  Statements of Assets and Liabilities as of December 31, 1997 and 1996

                  Statements of Operations and Changes in Net Assets for the years ended December 31, 1997 and 1996

                  Statements of Cash Flows for the years ended December 31, 1997 and 1996

                  Notes to Consolidated Financial Statements

      b. Pro Forma Financial Information. This item is amended to provide the following unaudited pro forma condensed combined financial statements which are filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference:

                  Pro Forma Condensed Combined Balance Sheet as of December 31, 1997

                  Pro Forma Condensed Combined Statement of Income for the twelve months ended December 31, 1997

                  Notes to Pro Forma Condensed Combined Consolidated Financial Statements



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      c.          Exhibits:

                  2 Asset Purchase Agreement dated as of December 29, 1997, by and among Quest Medical, Inc., QMI Acquisition Corporation and Atrion Corporation(1)

                  23.1     Consent of Independent Auditors(2)

                  99.1     Press Release of the Registrant dated December 30,
                           1997(1)

                  99.2     Press Release of the Registrant dated January 30,
                           1998(1)

                  99.3     Financial Statements of Business Acquired(2)

                  99.4     Pro Forma Financial Information(2)


--------------------------------

(1) Filed as an Exhibit to the report of the Company on Form 8-K dated February 17, 1998, and incorporated herein by reference.
(2)   Filed herewith.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 15, 1998                   ATRION CORPORATION



                                         By: /s/ Jeffery Strickland
                                             ---------------------------------
                                                 Jeffery Strickland
                                                 Vice President and
                                                 Chief Financial Officer



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                               INDEX TO EXHIBITS

   Exhibit
   Number                         Description
   ------
    2          Asset Purchase Agreement dated as of December 29, 1997, by and among Quest Medical, Inc., QMI Acquisition Corporation and
               Atrion Corporation(1)

    23.1       Consent of Independent Auditors(2)

    99.1       Press Release of the Registrant dated December 30, 1997(1)

    99.2       Press Release of the Registrant dated January 30, 1998(1)

    99.3       Financial Statements of Business Acquired(2)

    99.4       Pro Forma Financial Information(2)


-----------------------------------
(1) Filed as an Exhibit to the report of the Company on Form 8-K dated February 17, 1998, and incorporated herein by reference.
(2)   Filed herewith



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